UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 7, 2019

(Date of earliest event reported)

The American Energy Group, Ltd.
(Exact name of registrant as specified in its charter)

Nevada	0-26402	87-0448843
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Nod Hill Road
Wilton, CT 06897
(203) 222-7315 Registrant’s telephone number including area code

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to sue the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On November 30, 2018 (the “Resignation Date”) Haynie & Company, Salt Lake City, Utah (“Haynie”) resigned as the independent registered public accounting firm for The American Energy Group, Ltd. (the “Company”). On January 7, 2019, the Company engaged Heaton & Company, PLLC dba Pinnacle Accountancy Group of Utah, with offices in Farmington and Ogden, Utah (“Pinnacle”), as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Haynie to Pinnacle was approved unanimously by our board of directors.

The reports of Haynie on the Company’s financial statements for the most recent fiscal year did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainly, audit scope, or accounting principles.

During the most recent fiscal year and through the Resignation Date, there were (i) no disagreements between the Company and Haynie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Haynie, would have caused Haynie to make reference thereto in their report on the consolidated financial statements of such year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Pinnacle with a copy of this Form 8-K and requested that Pinnacle furnish it with a letter addressed to the Securities and Exchange Commission staging whether or not Pinnacle agrees with the above statements. A copy of such letter, dated February 14, 2019, is attached as Exhibit 16.1.

During the Company’s most recent fiscal year and in the subsequent interim period through the Resignation Date, the Company has not consulted with Pinnacle regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Pinnacle concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Number	Description

16.1	Letter from Pinnacle Accountancy Group dated February 14, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMERICAN ENERGY GROUP, LTD.

Date: February 14, 2019	By:	/s/ Pierce Onthank
Pierce Onthank
Chief Executive Officer and President

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